SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act 1934

Date of Report (Date of earliest event reported): December 9, 2015

THINSPACE TECHNOLOGY, INC.

(Exact name of registrant as specified in charter)

Delaware	000- 52524	43-2114545
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1925 E. Belt Line Road Suite 349

Carrollton, Texas 75006

(Address of principal executive offices) (zip code)

786-763-3830

(Registrant's telephone number)

(Former name and address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

Promissory Note Financing

Securities Purchase Agreement and Promissory Note for $360,000 dated May 2, 2016

The Company entered into a Securities Purchase Agreement, effective as of May 2, 2016 (the “Effective Date”), by and between the Company and an Institutional Accredited Investor (the “Investor 1”). Investor1 purchased and the Company issued and sold a promissory note in the original principal amount of $360,000 (the “$360,000 Promissory Note”).

On May 2, 2016, the Company issued and sold the $360,000 Promissory Note to the Investor 1. To date a total of $130,000 has been received pursuant to this debenture.

The foregoing summary description of the May 2, 2016 Securities Purchase Agreement and the $360,000 Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the documents, or forms thereof, which are filed as Exhibits 10.1 and10.2, to this Current Report on Form 8-K and are incorporated herein by reference.

Securities Purchase Agreement and Promissory Note for $125,000 dated November 18, 2015

The Company also previously entered into a Securities Purchase Agreement, effective as of November 18, 2015 (the “Effective Date”), by and between the Company and Investor 1. Investor 1 purchased and the Company issued and sold a promissory note in the original principal amount of $125,000 (the “$125,000 Promissory Note”).

On November 18, 2015, the Company previously issued and sold the $125,000 Promissory Note to Investor 1. To date a total of $45,000 has been received pursuant to this debenture.

The foregoing summary description of the November 18, 2015 Securities Purchase Agreement, and the $125,000 Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the documents, or forms thereof, which are filed as Exhibits 10.3 and 10.4 to this Current Report on Form 8-K and are incorporated herein by reference.

Securities Purchase Agreement and Promissory Note for $45,000 dated May 4, 2016

The Company entered into a Securities Purchase Agreement, effective as of May 4, 2016 (the “Effective Date”), by and between the Company and an Institutional Accredited Investor (“Investor 2”). Investor2 purchased and the Company issued and sold a promissory note in the original principal amount of $45,000 (the “$45,000 Promissory Note”).

On May 4, 2016, the Company issued and sold the $45,000 Promissory Note to Investor 2. To date a total of $0 has been received pursuant to this debenture.

The foregoing summary description of the May 4, 2016 Securities Purchase Agreement, and the $45,000 Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the documents, or forms thereof, which are filed as Exhibits 10.5 and 10.6 to this Current Report on Form 8-K and are incorporated herein by reference.

Securities Purchase Agreement and Promissory Note for $150,000 dated December 9, 2015

The Company also previously entered into a Securities Purchase Agreement, effective as of December 9, 2015 (the “Effective Date”), by and between the Company and Investor 2. Investor 2 purchased and the Company issued and sold a promissory note in the original principal amount of $150,000 (the “$150,000 Promissory Note”).

On December 9, 2015, the Company previously issued and sold the $150,000 Promissory Note to Investor 2. To date a total of $150,000 has been received pursuant to this debenture.

The foregoing summary description of the December 9, 2015 Securities Purchase Agreement, and the $150,000 Promissory Note does not purport to be complete and is qualified in its entirety by reference to the full text of the documents, or forms thereof, which are filed as Exhibits 10.7 and 10.8 to this Current Report on Form 8-K and are incorporated herein by reference.

Item 2.03 Creation of a Direct Financial Obligation

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The information provided in response to Item 1.01 of this report is incorporated by reference into this Item 3.02.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As discussed below under Item 5.07, at the Special Meeting of Stockholders (the “Special Meeting”) held on May 28, 2016, the stockholders of Thinspace Technology, Inc. (the “Company”) approved an amendment to the Company’s charter to increase the total number of authorized shares of the Company’s common stock from 500,000,000 to 3,500,000,000 shares, $0.001 par value per share. The charter amendment became effective on May 2, 2016 upon filing with, and acceptance for record by, the Delaware Secretary of State. A copy of the Certificate of Amendment affecting the increase in authorized capital stock of the Company is attached hereto as Exhibit 3.1 and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Special Meeting, the stockholders of the Company voted on the matters described below.

1.	The Company’s stockholders approved an amendment to the Company’s charter that increased the total number of authorized shares of the Company’s common stock from 500,000,000 to 3,500,000,000 shares. The numbers of shares that voted for, against and abstained from voting for or against the charter amendment are summarized in the table below.

Votes For	Votes Against	Abstentions
213,896,398	119,361,560	26,105,536

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	Convertible Debenture Issued to Investor 1 dated May 2, 2016

10.2	Securities Purchase Agreement with Investor 1 dated May 2, 2016

10.3	Convertible Debenture Issued to Investor 1 dated November 18,2015

10.4	Securities Purchase Agreement with Investor 1 dated November 18, 2015

10.5	Convertible Debenture Issued to Investor 2 dated May 4, 2016

10.6	Securities Purchase Agreement with Investor 2 dated May 4, 2016

10.7	Convertible Debenture Issued to Investor 2 dated December 9, 2015

10.8	Securities Purchase Agreement with Investor 2 dated December 9, 2015

3.1	Certificate of Amendment, effective May 2, 2016, increasing the authorized capital stock of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THINSPACE TECHNOLOGY, INC.

Dated: May 10, 2016	By:	/s/ J. Christopher Bautista
Name: J. Christopher Bautista
Title: Chief Executive Officer

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